                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 1999


                           DISCOVER CARD TRUST 1993 B
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                              0-21506                     Not Applicable
--------                              -------                     --------------
(State of                            (Commission                   (IRS Employer
organization)                        File Number)            Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                        19720
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826

                                 Not Applicable
                                 --------------
                 (Former address, if changed since last report)



                                  Page 1 of 14
                         Index to Exhibits is on page 4

Item 5.  Other Events

On June 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of May 1999, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

 (c) Exhibits


Exhibit No.     Description
-----------     -----------
21              Monthly Certificateholders' Statement for Discover Card Trust
                1993 B related to the Due Period ending May 31, 1999.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           DISCOVER CARD TRUST 1993 B
                                  (Registrant)

                       By: DISCOVER RECEIVABLES FINANCING
                           GROUP, INC.
                           as originator of the Trust


                   By:  Richard W. York
                      ------------------------------------
                        Richard W. York
                        Vice President


Date:  June 15, 1999

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
21              Monthly Certificateholders' Statement for Discover Card Trust
                1993 B related to the Due Period ending May 31, 1999.